JOINT FILING AGREEMENT

      In accordance with the requirements of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, and subject to the limitations set forth therein, the parties set forth below agree to jointly file the Form 4 to which this joint filing agreement is attached, and have duly executed this joint filing agreement as of the date set forth below.

Dated:   August 13, 2007            BERGGRUEN HOLDINGS NORTH AMERICA LTD.

                                    By:    /S/ Jared S. Bluestein
                                       -----------------------------------------
                                    Name:  Jared S. Bluestein
                                    Title: Director

                                    BERGGRUEN FREEDOM HOLDINGS, LTD.

                                    By:    /S/ Jared S. Bluestein
                                       -----------------------------------------
                                    Name:  Jared S. Bluestein
                                    Title: Secretary

                                    MEDICI I INVESTMENTS CORP.


                                    By:    /S/ Jared S. Bluestein
                                       -----------------------------------------
                                    Name:  Jared S. Bluestein
                                    Title: Director

                                    BERGGRUEN HOLDINGS LTD.


                                    By:    /S/ Jared S. Bluestein
                                       -----------------------------------------
                                    Name:  Jared S. Bluestein
                                    Title: Director

                                    TARRAGONA TRUST

                                    BY: MAITLAND TRUSTEES LIMITED, AS TRUSTEE

                                    By:    /S/ Jared S. Bluestein
                                       -----------------------------------------
                                    Name:  Jared S. Bluestein
                                    Title: Authorized Signatory


                                    By:    /s/ Jared S. Bluestein as Attorney-
                                           in-Fact for Nicolas Berggruen
                                       -----------------------------------------
                                    Name:  Nicolas Berggruen

Reminder: Report on a separate line for each class of securities beneficially owned directly or indirectly.

*If the Form is filed by more than one reporting person, see Instruction
4(b)(v).

**Intentional misstatements or omissions of facts constitute Federal Criminal Violations.

  See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).

Note: File three copies of this Form, one of which must be manually signed. If space is insufficient, see Instruction 6 for procedure.